Exhibit 10.22.2

EXECUTION

OMNIBUS AMENDMENT TO MASTER REPURCHASE AGREEMENT, PRICING SIDE LETTER, GUARANTY AND MARGIN, SETOFF AND NETTING AGREEMENT

Omnibus Amendment to the Master Repurchase Agreement, Pricing Side Letter, Guaranty and Netting Agreement, dated as of April 20, 2020 (this “Amendment”), is among JPMorgan Chase Bank, National Association (the “Buyer”), J.P. Morgan Securities LLC (“JPM Securities”, and together with Buyer, each, a “JPM Entity”, and collectively, the “JPM Group”), QL Ginnie EBO, LLC (the “Seller”), QL Ginnie REO, LLC (the “REO Subsidiary”, together with Seller, the “Seller Parties”) and Quicken Loans, LLC (f/k/a Quicken Loans Inc.) (the “Guarantor”).

RECITALS

The Buyer, the Seller Parties and the Guarantor are parties to that certain (a) Master Repurchase Agreement, dated as of December 14, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Side Letter, dated as of December 14, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Pricing Side Letter”; and as further amended by this Amendment, the “Pricing Side Letter”). The Guarantor is a party to that certain Guaranty, dated as of December 14, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Guaranty”; and as further amended by this Amendment, the “Guaranty”), made by the Guarantor in favor of the Buyer. The JPM Group, Seller and Guarantor are parties to that certain Margin, Setoff and Netting Agreement, dated as of December 14, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Netting Agreement”; and as amended by this Amendment, the “Netting Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement, the Existing Pricing Side Letter, Existing Guaranty or Existing Netting Agreement, as applicable.

The JPM Group, the Seller Parties and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement, the Existing Pricing Side Letter, the Existing Guaranty and the Existing Netting Agreement be amended to reflect certain agreed upon revisions to the terms thereof. As a condition precedent to amending the Existing Repurchase Agreement and the Existing Pricing Side Letter, the Buyer has required the Guarantor to ratify and affirm the Existing Guaranty on the date hereof.

Accordingly, the JPM Group, the Seller Parties and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement, the Existing Pricing Side Letter, the Existing Guaranty and the Existing Netting Agreement are hereby amended as follows:

SECTION 1. Consent to Name Change and Conversion. The Guarantor has informed Buyer that it intends to convert from a Michigan corporation to a Michigan limited liability company and change its name from “Quicken Loans Inc.” to “Quicken Loans, LLC” (the “Conversion”). The Guarantor hereby requests that Buyer, and Buyer hereby agrees to, (a) consent to the Conversion on the terms and conditions previously disclosed to Buyer and (b)

waive any and all restrictions under the Program Documents solely to the extent breached as a direct result of the Conversion.

SECTION 2. Ratification of Security Interest. On and after the Conversion, the Guarantor hereby ratifies and confirms that is has granted, assigned and pledged to Buyer a fully perfected first priority security interest in each of the Additional Guarantor Pledged Items and the Margin.

SECTION 3. Existing Repurchase Agreement Amendments. The Existing Repurchase Agreement is hereby amended by:

3.1                               deleting all references to “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

SECTION 4. Existing Pricing Side Letter Amendments. The Existing Pricing Side Letter is hereby amended by deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

SECTION 5. Guaranty. The Existing Guaranty is hereby amended by:

5.1                               deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”; and

5.2                               deleting all references of “QLI” in their entirety and replacing them with “Owner”.

SECTION 6. Netting Agreement. The Existing Netting Agreement is hereby amended by:

6.1                            deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC; and

6.2                               deleting all references of “QLI” in their entirety and replacing them with “Owner”.

SECTION 7. Conditions Precedent to Amendment. This Amendment shall become effective as of April 15, 2020 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

7.1                               Security Interest. Evidence that all actions necessary to perfect Buyer’s interest in the Additional Guarantor Pledged Items and the Margin with respect to Guarantor have been taken, including, without limitation, duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1 or Form UCC-3, as applicable;

7.2                               Organizational Documents. A certificate of the secretary of Guarantor, substantially in form and substance acceptable to Buyers in its sole good faith discretion,

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attaching certified copies of Guarantor’s formation and organizational documents and resolutions approving the Conversion and transactions thereunder (either specifically or by general resolution) and all documents evidencing other necessary entity action or governmental approvals as may be required in connection with the Program Documents;

7.3                               Good Standing Certificate. A certified copy of a good standing certificate from the jurisdiction of organization of Guarantor;

7.4                               Incumbency Certificate. An incumbency certificate of an officer of Guarantor certifying the names, true signatures and titles of the representatives duly authorized to request transactions under the Program Documents by execution of this Amendment;

7.5                               Opinion of Counsel. An opinion of Guarantor’s counsel addressing those matters as set forth in Section 9(a)(xi) of the Repurchase Agreement;

7.6                               Delivered Documents. On the Amendment Effective Date, Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)                                 this Amendment, executed and delivered by duly authorized officers of the Buyer and the Guarantor;

(b)                                 Amendment No. 1 to Custodial Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer, the Guarantor and the Custodian;

(c)                                  Amendment No. 1 to Electronic Tracking Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer, the Guarantor, MERSCORP Holdings, Inc. and Mortgage Electronic Registration Systems, Inc.;

(d)                                 Amendment No. 1 to Verification Agent Agreement executed and delivered by duly authorized officers, as applicable, of the parties thereto;

(e)                                  Power of Attorney, executed and delivered by duly authorized officers, as applicable, of Guarantor;

(f)                                   a certificate of the secretary of Guarantor, attaching certified copies of Guarantor’s organizational documents and resolutions approving the Conversion (either specifically or by general resolution) and all documents evidencing other necessary company action or governmental approvals as may be required in connection with the Conversion; and

7.7                               such other documents as Buyer or counsel to Buyer may reasonably request.

SECTION 8. Representations and Warranties. Guarantor hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Master Repurchase Agreement on its part to be observed or performed, and that no Event of Default has

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occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Master Repurchase Agreement.

SECTION 9. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement, the Existing Pricing Side Letter, the Existing Guaranty and the Existing Netting Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. From and after the Amendment Effective Date, all references to the Seller in the Repurchase Agreement, the Pricing Letter and any other Program Document shall be deemed to refer to the Seller, as converted pursuant to the Conversion.

SECTION 10. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act (“E-Sign Act”), Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act (“UETA”) and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers with appropriate document access tracking, electronic signature tracking and document retention as may be reasonably chosen by a signatory hereto.

SECTION 11. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN).

SECTION 13. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Buyer under the Repurchase Agreement and the related Pricing Side Letter, Guaranty and Netting Agreement, as amended hereby.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	Executive Director

JPM-QL (EBO): Omnibus Amendment (MRA, PSL, Guaranty and Netting Agreement)

GUARANTOR:

QUICKEN LOANS, LLC. (f/k/a Quicken Loans Inc.)

By:	/s/ Julie Booth
	Name:	Julie Booth
	Title:	Chief Financial Officer

JPM-QL (EBO): Omnibus Amendment (MRA, PSL, Guaranty and Netting Agreement)

SELLER:

QL GINNIE EBO, LLC

By:	/s/ Julie Booth
	Name:	Julie Booth
	Title:	Chief Financial Officer

JPM-QL (EBO): Omnibus Amendment (MRA, PSL, Guaranty and Netting Agreement)

REO SUBSIDIARY:

QL GINNIE REO, LLC

By:	/s/ Julie Booth
	Name:	Julie Booth
	Title:	Chief Financial Officer

JPM-QL (EBO): Omnibus Amendment (MRA, PSL, Guaranty and Netting Agreement)

J. P. MORGAN SECURITIES LLC

By:	/s/ Jonathan Davis
	Name:	Jonathan Davis
	Title:	Executive Director

JPM-QL (EBO): Omnibus Amendment (MRA, PSL, Guaranty and Netting Agreement)